SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 14, 1999
                        (Date of earliest event reported)


                           NEW YORKER MARKETING CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                       0-22431                         11-3214529
--------------------------------------------------------------------------------
 (State or other                  (Commission                     (IRS Employer
 jurisdiction of                  File Number)                    Identification
 incorporation)                                                       Number)


1122 Southern Boulevard, Bronx, New York                               10459
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)




Registrant's telephone number including area code                 (718) 893-2500


                              Mike's Original, Inc.
                   366 North Broadway, Jericho, New York 11753
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

     (a) Financial Statements of Business Acquired. The financial statements of New Yorker Ice Cream Corp. and Jerry's Ice Cream Inc. are attached hereto.

     (b) Pro forma Financial Information. The required pro forma financial information is attached hereto.




                                   Signatures
                                   ----------
 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NEW YORKER MARKETING CORP.

                                  /s/ Ted Ketsoglou
                                  -----------------------------------------
                                  Ted Ketsoglou,  President

Dated:  August 30, 1999
        ---------------

                         INDEX TO FINANCIAL STATEMENTS



                                                                          Page
                                                                          ----
- Pro Forma Financial Statements:
    New Yorker Marketing Corp.
     Introduction to Pro Forma Financial  Statements                        F-2
     Pro Forma Balance Sheet as of March 31, 1999                           F-3
     Pro Forma Statement of Operations Three Months Ended March 31, 1999    F-4
     Pro Forma  Statement of Operations Year Ended December 31, 1998        F-5
     Notes to Pro Forma Financial Statements                                F-6

    New Yorker Ice Cream Corp. Financial Statements - December 31, 1998
     Report of Independent Certified Public Accountants                     F-7
     Balance Sheet                                                          F-8
     Statements of Operations                                               F-9
     Statements of Stockholders' Equity                                     F-10
     Statements of Cash Flows                                               F-11
     Notes to Financial Statements                                          F-12
    Jerry's Ice Cream, Inc. Financial Statements - December 31, 1998
     Report of Independent Certified Public Accountants                     F-18
     Balance Sheet                                                          F-19
     Statements of Operations                                               F-20
     Statements of Cash Flows                                               F-21
     Notes to Financial Statements                                          F-22

                           NEW YORKER MARKETING CORP.
                 INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS


     The following unaudited pro forma financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of New Yorker Marketing Corp. set forth elsewhere in this prospectus. The pro forma financial statements should be read in conjunction with the notes thereto and the historical financial statements of the Company.

     The accompanying pro forma balance sheet has been presented as if the transactions described below occurred at the Company's balance sheet date. The accompanying pro forma statements of operations have been prepared as if the transactions occurred at the beginning of the three month period ended March 31, 1999 and the year ended December 31, 1998.

     These proforma financial statements do not purport to be indicative of the results which would actually have been obtained had the pro forma transactions been completed as of the beginning of the three months ended March 31, 1999 and the year ended December 31, 1998.

     The pro forma transactions (see notes to pro forma financial statements) are as follows:

       - The restructure of certain of the Company's debt
       - The issuance of shares in exchange for services rendered
       - The sale of 368,000 shares of the Company's Common Stock
       - The acquisition of two ice cream distributors using the proceeds from the sale of the 368,000 shares of the Company's Common Stock

                           NEW YORKER MARKETING CORP.

                             PROFORMA BALANCE SHEET
                                 MARCH 31, 1999

                                                                                 SUBSEQUENT
                                                                                TRANSACTIONS       PROFORMA ACQUISITION/OFFERING
                                     AS REPORTED                             ------------------    ------------------------------
                                    MARCH 31, 1999   NEW YORKER   JERRY'S     DEBIT     CREDIT         DEBIT           CREDIT
                                    --------------   ----------   --------   -------    -------    -------------    -------------
                                                             ASSETS
Current Assets:
  Cash............................            367     $ 11,935               $85,000(1)             $1,780,000(2)    $   11,935(3)
                                                                                                                        970,000(4)
                                                                                                                        100,000(4)
                                                                                                                        101,600(6)
  Accounts Receivable.............                     325,106       8,931                                              334,037(3)
  Inventories.....................         55,371      171,959       6,228                             100,000(4)       178,187(3)
  Prepaid expenses and other
    current assets................         78,223                    1,500                                                1,500(3)
                                     ------------     --------    --------
Total current assets..............        133,961      509,000      16,659
Fixed assets......................            907      104,658      26,214                           1,708,657(4)
Intangible assets.................            183                  181,705                             826,343(4)       181,705(3)
                                                                                                                        130,872(3)
Other assets......................        248,154       26,266                                                           26,266(3)
                                                                                                                         50,000(4)
                                     ------------     --------    --------
TOTAL ASSETS......................   $    383,205     $639,924    $224,578
                                     ============     ========    ========

                                              LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Notes payable -- related
    parties.......................   $    299,497                                                      101,600(6)
                                                                                                        75,000(6)
  Notes payable -- other..........                     100,000      43,465                             143,465(3)
  Accounts payable and accrued
    liabilities...................        610,591      387,064      31,064   350,000(1)                418,128(3)
                                                                              10,000(1)
  Other accrued liabilities.......        239,691
  Current portion long-term
    debt..........................      1,129,440                            140,000(1)  95,000(1)                      323,750(4)
                                     ------------     --------    --------
Total current liabilities.........      2,279,219      487,064      74,529
Notes payable -- acquisition......                                                                                      371,250(4)
Long-term debt....................                     235,443      81,501                             316,944(3)
                                     ------------     --------    --------
Total liabilities.................      2,279,219      722,507     156,030
                                     ------------     --------    --------
Stockholders' equity (deficit):
  Common stock....................          5,153       26,750     138,890                             165,640(3)           368(2)
                                                                                                         4,122(2)           131(4)
                                                                                                                            300(4)
                                                                                                                            166(5)
  Additional paid-in capital......     11,506,636      117,897                                         117,897(3)     1,779,632(2)
                                                                                                                          4,122(2)
                                                                                                                        819,869(4)
                                                                                                                      1,874,700(4)
                                                                                                                      1,037,334(5)
  Deferred financing costs........       (748,800)
  Treasury stock..................                    (147,808)                                                         147,808(3)
  Accumulated deficit.............    (12,659,003)     (79,422)    (70,342)             490,000(1)   1,875,000(4)       149,764(3)
                                                                                                     1,037,500(5)        75,000(6)
                                     ------------     --------    --------
Total stockholders' equity
  (deficit).......................     (1,896,014)     (82,583)     68,548
                                     ------------     --------    --------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY
  (DEFICIT).......................   $    383,205     $639,924    $224,578
                                     ============     ========    ========

                                       PROFORMA
                                    --------------
                                    MARCH 31, 1999
                                    --------------
                                        ASSETS
Current Assets:
  Cash............................   $    693,767
  Accounts Receivable.............
  Inventories.....................        155,371
  Prepaid expenses and other
    current assets................         78,223
                                     ------------
Total current assets..............        927,361
Fixed assets......................       1,840,43
Intangible assets.................        695,654
Other assets......................        198,154
                                     ------------
TOTAL ASSETS......................   $  3,661,605
                                     ============
                                     LIABILITIES
                                          AND
                                     STOCKHOLDERS'
                                         EQUITY
Current Liabilities:
  Notes payable -- related
    parties.......................        122,897
  Notes payable -- other..........
  Accounts payable and accrued
    liabilities...................        250,591
  Other accrued liabilities.......        239,691
  Current portion long-term
    debt..........................      1,408,190
                                     ------------
Total current liabilities.........      2,021,369
Notes payable -- acquisition......        371,250
Long-term debt....................
                                     ------------
Total liabilities.................      2,392,619
                                     ------------
Stockholders' equity (deficit):
  Common stock....................          1,996
  Additional paid-in capital......     17,022,293
  Deferred financing costs........       (748,800)
  Treasury stock..................
  Accumulated deficit.............    (15,006,503)
                                     ------------
Total stockholders' equity
  (deficit).......................      1,268,986
                                     ------------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY
  (DEFICIT).......................   $  3,661,605
                                     ============

                                                  New Yorker Marketing Corp.
                                              Pro Forma Statement of Operations
                                              Three Months Ended March 31, 1999


                               As Reported                                                 Adjustment        Pro Forma
                              March 31, 1999   New Yorker  Jerry's  Eliminations   Debit     Credit       March 31, 1999
                              --------------   ----------  -------  ------------   -----   -----------    --------------

Sales, net                           0         $763,293   $157,028     $78,514                                $841,807

Cost of sales                      863          612,586    132,104      78,514    46,000 (6)                   713,039
                              --------         --------   --------                                            --------


Gross profit                      (863)         150,707     24,924                                             128,768
                              --------         --------   --------                                            --------

Operating expenses
   Selling, marketing
     and shipping
   Research & development
   General and administrative   92,108          213,242    34,290                  23,350 (6)  39,000 (6)        323,990
                              --------         --------   --------                                             ---------

Total operating expenses        92,108          213,242    34,290                                                323,990
                              --------         --------   --------                                             ---------
Loss from operation            (92,971)         (62,535)   (9,366)                                              (195,222)

Interest expense (net)         311,229            2,250                                                          313,479
                              --------         --------   --------                                             ---------
Net loss                     ($404,200)        ($64,785)  ($9,366)                                             ($508,701)
                              ========         ========   ========                                             =========

Weighted average common
  shares outstanding         5,152,908                                                                         1,995,782
                             =========                                                                         =========

Basic loss per share            ($0.08)                                                                           ($0.25)
                             =========                                                                         =========


                                                   New Yorker Marketing Corp.
                                               Pro Forma Statement of Operations
                                                   Year Ended December 31,1998



                                                                                                            Adjustment
                                      As Reported                                                           December 31,  Pro Forma
                                   December 31, 1998  New Yorker  Jerry's  Eliminations   Debit     Credit     1998
                                   -----------------  ----------  -------  ------------   -----     ------  ------------  ---------

Sales, net                             $103,410       $6,145,418  $809,117   $410,654                                    $6,647,291

Cost of sales                           436,457        5,637,062   690,799    410,654   184,000 (7)                       6,537,664
                                      ---------      -----------  --------                                                ---------

Gross profit                           (333,047)         508,356   118,318                                                  109,627
                                      ---------      -----------  --------                                                ---------

Operating expenses
   Selling, marketing and shipping       31,878                                                                              31,878
   Research & development                 7,754                                                                               7,754
   General and administrative           759,928         487,066    117,797               93,400(7)  234,000(7)            1,224,191
                                      ---------      -----------  --------                                                ---------

Total operating expenses                799,560         487,066    117,797                                                1,263,823
                                      ---------      -----------  --------                                                ---------

Loss from operation                  (1,132,607)         21,290        521                                               (1,154,196)

Interest expense (net)                  166,769          16,553      6,391                                                  189,713
                                      ---------      -----------  --------                                                ---------

Net loss                            ($1,299,376)         $4,737    ($5,870)                                             ($1,343,909)
                                     ==========      ===========  ========                                               ==========

Weighted average common shares
  outstanding                           725,427                                                                           1,995,782
                                     ==========                                                                          ==========

Basic loss per share                     ($1.79)                                                                             ($0.67)
                                     ==========                                                                          ==========


                           NEW YORKER MARKETING CORP.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                              AS OF MARCH 31, 1999


     (1) The Company has entered into agreements to restructure certain debt which includes (i) forgiveness of trade notes payable of $140,000, (ii) forgiveness and reduction of accounts payable in the amount of $350,000, and
(iii) obtain additional bridge financing until the offering contemplated herein is completed.

     (2) The Company is offering 368,000 shares of its Common Stock at an assumed price of $6.25 per share with estimated net proceeds of $1,780,000 and giving effect to the 1 for 5 reverse split.

     (3) This adjustment eliminates all assets and liabilities of New Yorker Ice Cream Corp. and Jerry's Ice Cream, Inc. (see Note 4) not being acquired by the Company.

     (4) The Company has acquired the rights to acquire assets of New Yorker Ice Cream Corp. and Jerry's Ice Cream, Inc. in exchange for $935,000 in cash (of which $50,000 was paid prior to March 31, 1999), assumption of $95,000 8% debt due on demand, $200,000 8% notes payable in six months, assumption of debt of $495,000 payable at 8% over four years and $820,000 in the Company's Common Stock. In addition, inventory will be purchased currently estimated at $100,000.

     The acquisition has been accounted for as a purchase and therefore fixed assets have been recorded at fair market appraisal value resulting in the recording of additional equity and reducing goodwill.

   The purchase price is summarized as follows:


     Cash                                            $   935,000
     Notes payable                                       780,000
     Common stock                                        820,000
                                                     -----------
     Total purchase price                              2,535,000
     Less: Book value of fixed assets acquired           130,900
                                                     -----------
     Excess purchase price                           $ 2,404,100
                                                     ===========

      Allocation of total purchase price

     Fixed Assets                                   $ 1,708,657
     Covenant Not to Compete                            150,000
     Goodwill                                           676,343
                                                    -----------
                                                      2,535,000
                                                    ===========

     Fixed assets have been written up to fair market value (of $1,839,557) based upon an appraisal performed for purposes of establishing the purchase price of the entities to be acquired. In addition, inventory estimated to be approximately $100,000 will be acquired.

     (5) The Company will issue 166,000 of its common shares in exchange for services rendered. Arthur Rosenberg, President, and David Lieberman, outside counsel, will be issued 95,000 and 70,000 shares respectively at the closing of the acquisitions for management services provided for the last eighteen months. The remaining 1,000 shares will be issued to the Company's financial consultant. These shares have been valued at $6.25 per share.

     (6) This entry reflects the payment of notes to related parties and a forgiveness of $75,000 has been recorded associated with the settlement of a related party debt.

     (7) Preparation of the pro forma statements of operations gives effect to the depreciation of fixed assets and amortization of goodwill as if they were acquired at the beginning of the period. In addition, a management fee payable by New Yorker Ice Cream Corp., to a party not being acquired has been eliminated since it will not coninue to be paid after closing.

  Report of Independent Accountant

  To The Stockholders of
  New Yorker Ice Cream Corp.
  -------------------------

  I have audited the accompanying balance sheets of New Yorker Ice Cream Corp., as of December 1998 and December 31, 1997, and the related statements of operations, stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

  I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

  In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Yorker Ice Cream Corp., as of December 31, 1998 and December 31, 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

    /s/ Sidney Neuhof
  ------------------------
        Sidney Neuhof
  Certified Public Accountant

  February 15, 1999

  NEW YORKER ICE CREAM CORP.                                            PAGE (2)

  BALANCE SHEETS
  AS AT:  DECEMBER 31, 1998 AND DECEMBER 31, 1997
  -----------------------------------------------

                                     ASSETS
                                     ------
                                          December 31, 1998   December 31, 1997
                                          -----------------   -----------------
  CURRENT ASSETS
  Cash in banks                                 $ 20,697            $  --
  Accounts receivable - net                      295,259            251,964
  Merchandise inventory - Note 1                 197,100            184,612

  Other current assets                              --               10,979
                                                --------           --------
     Total current assets                        513,056            447,555

FIXED ASSETS
  Furniture and fixtures
     Net of accumulated depreciation
     of $520,157 for 1998 and
     $494,915 for 1997 - Note 1                  109,658            111,187

OTHER ASSETS
    Intercompanies - Note 2                       42,705              1,394


                                                --------           --------
TOTAL ASSETS                                    $665,419           $560,136
                                                ========           ========



                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------

  CURRENT LIABILITIES
     Bank overdraft                            $   -              $ 28,979
     Loans payable - bank -  Note 3             100,000            100,000
    Accounts payable and accrued expenses       347,774            347,692
                                               --------           --------
       Total current liabilities                447,774            476,671
  OTHER LIABILITIES
    Loans payable - long term Note 4            112,000            106,000
    Officer Loan   Note 5                       123,443               -
                                               --------            -------
                                                235,443            106,000
  STOCKHOLDER'S EQUITY
     Capital stock
        83.25 shares authorized, issued
        and outstanding                          26,750             26,750
     Additional Paid-In-Capital                 117,897            117,897
     Treasury Stock                            (147,808)          (147,808)
     Retained Earnings (deficit)                (14,637)           (19,374)
                                               --------           --------
        Total stockholder's equity (deficit)    (17,798)           (22,535)
                                               --------           --------
  TOTAL LIABILITIES AND
  STOCKHOLDER'S EQUITY                         $665,419           $560,136
                                               ========           ========

  The accompanying notes are an integral part of these financial statements.

  NEW YORKER ICE CREAM CORP.                                            PAGE (3)
  STATEMENTS OF OPERATIONS
  FOR THE YEARS ENDED:  DECEMBER 31, 1998 AND DECEMBER 31, 1997


                                   1998                 1997
                                   ----                 ----

  NET SALES - Note 8             $6,145,418          $6,498,430



  COST OF GOODS SOLD              5,130,871           5,412,912
                                 ----------          ----------


  GROSS PROFIT                    1,014,547           1,085,518
                                 ----------          ----------


  OPERATING EXPENSES                993,257             975,571
                                 ----------          ----------


  INCOME BEFORE OTHER EXPENSES       21,290             109,947



  OTHER EXPENSES:
     Interest expense                16,553              15,852
                                 ----------          ----------


  NET INCOME                     $    4,737           $  94,095
                                 ==========           =========



  The accompanying notes are an integral part of these financial statements.

  NEW YORKER ICE CREAM CORP.                                            PAGE (4)
  STATEMENTS OF STOCKHOLDER'S EQUITY (DEFICIT)
  FOR THE YEARS ENDED:  DECEMBER 31, 1998 AND DECEMBER 31, 1997





                                               Additional                     Retained
                                  Capital       Paid In        Treasury       Earnings
                                   Stock        Capital          Stock        (Deficit)       Total
                                  -------      ----------      --------       ---------       -----

  Balance   January 1, 1997        $26,750      $117,897       (147,808)      (113,469)     (116,630)

  Net Income                          -             -              -            94,095        94,095
                                   -------       -------        -------        -------       -------
  Balance - December 31, 1997       26,750       117,897       (147,808)       (19,374)      (22,535)

  Net Income                                                                     4,737
                                   -------      --------       --------       --------      --------
  Balance   December 31, 1998      $26,750      $117,897      ($147,808)     ($14,637)      ($17,798)
                                   =======      ========      =========       =======        =======



  The accompanying notes are an integral part of these financial statements.

  NEW YORKER ICE CREAM CORP.                                            PAGE (5)
  STATEMENTS OF CASH FLOWS
  FOR THE YEARS ENDED:  DECEMBER 31, 1998 AND DECEMBER 31, 1997

                                                            1998             1997
                                                            ----             ----
  CASH FLOWS FROM OPERATING ACTIVITIES:

   Net Income                                            $    4,737       $   94,095

     Adjustments to reconcile net income to net
        Cash provided by operating activities
            Depreciation and Amortization                    25,242           33,506
            (Increase) in accounts receivable               (43,295)         (39,770)
            (Increase) Decrease in inventory                (12,488)          52,350
            Decrease (Increase) in other current assets      10,979          (10,979)
            (Increase) Decrease in bank overdraft           (28,979)          28,979
            Increase (Decrease) in accounts payable and
              accrued expenses                                   82          (85,551)

    Net cash used by operating activities                  --------         --------
                                                            (43,722)          72,630
                                                           --------         --------
  CASH FLOWS FROM INVESTING ACTIVITIES:

     Fixed assets                                           (23,713)         (10,336)
     Other assets                                              -                -
                                                           --------         --------
     Net cash used in investing activities                  (23,713)         (10,336)
                                                           --------         --------

  CASH FLOWS FROM FINANCING ACTIVITIES:

     Intercompany   net                                     (41,311)        (107,425)
     Loans   Net                                              6,000           41,000
     Shareholder's Loans                                    123,443             -
                                                           --------         --------
     Net cash provided by (used in) financing activities     88,132          (66,425)
                                                           --------         --------
  NET INCREASE (DECREASE) IN CASH                            20,697           (4,131)

  CASH AT BEGINNING OF YEAR                                    -               4,131
                                                           --------         --------
  CASH AT END OF YEAR                                    $   20,697         $      0
                                                           ========         ========


  The accompanying notes are an integral part of these financial statements.

                                                                        PAGE (6)



                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                   ------------------------------------------


  NOTE 1
  ------
  HISTORY AND BUSINESS DESCRIPTION
  --------------------------------
  New Yorker Ice Cream Corp., was incorporated under the laws of the state of New York on December 1, 1996.

  The company distributes various types of ice cream products such as Haagen Dazs and Baskin Robbins to retail stores and for food servicing. They also sell to sub-distributors who work out of the company's facility. The company adds 7% to 10% to the cost of the merchandise which is included in sales.

  All of the shares of the company were purchased by Theodore Ketsoglou on May 13, 1991 from the estate of Joseph K. Ketsoglou.

  In 1993 Mr. Theodore Ketsoglou sold all his stock to the The Kerry Group, Inc., with The Kerry Group, Inc., assuming the outstanding note obligation due to the estate in return for the ownership of New Yorker Ice Cream Corp.

  The Kerry Group, Inc., is a management consulting company whose primary client is New Yorker Ice Cream Corp. These financials do not include the financial information of The Kerry Group, Inc. Mr. Theodore Ketsoglou is the 100% shareholder of The Kerry Group, Inc.

  USE OF ESTIMATES
  ----------------
  The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

  CASH AND CASH EQUIVALENT
  ------------------------
  All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

                                                                        PAGE (7)

  -----------------
  INVENTORIES
  -----------
  Inventories are valued at the lower of cost or market, cost being determined using the first in, first out (FIFO) method. All inventory are prepackaged units which are available for sale.

  PROPERTIES, RENTAL EQUIPMENT, AND DEPRECIATION
  ----------------------------------------------
  Properties and rental equipment are carried at cost and are depreciated over the estimated lives of such assets using the straight-line method. Leasehold improvements are amortized over the shorter of the asset lives or the terms of the respective leases.

             Properties, Rental Equipment And Depreciation Schedule
             ------------------------------------------------------

                                       1998                        1997
                               -----------------------     -----------------------
                               Asset       Accumulated     Asset      Accumulated
                               Value      Depreciation     Value      Depreciation
                               -----      ------------     -----      ------------
Freezer Cabinets              $317,765      $263,198      $294,052      $244,988

Machinery                       61,481        61,481        61,481        61,481

Office Equipment                 8,997         8,901         8,997         8,901

Vehicles                        55,122        53,740        55,122        52,765

Improvements                   186,450       132,837       186,450       126,780
                              --------      --------      --------      --------
                              $629,815      $520,157      $606,102      $494,915
                              ========      ========      ========      ========

                                                                        PAGE (8)



  NOTE 2
  ------
  INTERCOMPANIES - PARENT AND RELATED COMPANIES
  ---------------------------------------------
  All intercompany loans are non-interest bearing and have no specified repayment date. The outstanding balances are as follows:

                                               1998                             1997
                                       ---------------------            -------------------

                                       Due From      Due To             Due From      Due To
                                       --------      ------             --------      ------

  (1)  The Kerry Group, Inc.           $100,224         -               $104,483         -

  (2)  American Classic Inc.            150,893         -                105,323         -

  (3)  Tri K Realty Inc.                   -        $100,000                -        $100,000

  (4)  Silver Crown Ice Cream Inc.         -         108,412                -         108,412
                                       --------     --------            --------     --------
                                       $251,117     $208,412            $209,806     $208,412
                                       ========     ========            ========     ========

  NOTE 3
  ------
  LOANS PAYABLE   BANK OF NEW YORK
  --------------------------------
  The company has a $100,000 line of credit with interest of 1% over existing prime. The bank has taken through a UCC filing collateral on all New Yorker Ice Cream Corp.'s receivables and fixed assets. There is no due date on the loan as the bank makes a business evaluation each year on the credit worthiness of the loan. Mr. Theodore Ketsoglou is a personal guarantor. The interest rate at 12/31/98 was 9%.

  NOTE 4
  ------
  LOANS PAYABLE   LONG TERM
  -------------------------
  The company owes $100,000 to Smaragda Tragellis (Mr. Ketsoglou's mother) with interest accruing at 6% per annum.

                                                                       PAGE (9)



NOTE 5
------
During 1998, Theodore Ketsoglou loaned the corporation $123,443. Mr. Ketsoglou has indicated that the loan will not be repaid until all other liabilities are satisfied. Accordingly, the loans have been classified at long-term.


NOTE 6
------
PROVISION FOR INCOME TAXES
--------------------------

No provision for income taxes were made due to carry over tax losses.

                     Schedule Of Federal Net Operating Loss
                     --------------------------------------
  Net Operating Loss 1/1/97                              ($159,042)
  Loss Used   1997                   $94,095
  Loss Used   1998                     4,737                98,832
                                                         ---------
  Carry Forward                                          $ (60,210)
                                                         =========

The value of the net operating loss carry forward at a federal tax rate of 34% would be $20,471.

NOTE 7
------
LEASES
------
The company has no lease at their current premises. The company occupies premises from a related corporation Tri-K Realty, Inc. As no fair market value rental has been arrived at, this would be considered a non-arm's-length transaction.

NOTE 8
------
LITIGATION
----------
There is one lawsuit that was brought against the company in 1997 and stopped in 1998. Corporate attorney and management indicate that there are currently no lawsuits against the company.

                                                                       PAGE (10)



  NOTE 9
  ------
  SALES BREAK AND CONCENTRATION
  -----------------------------
  The company has two sources of sales (1) routes and food service and (2) sub-distributors.

                                             1998                1997
                                             ----                ----
       1.  Routes and food service        $3,511,259          $3,267,188

       2.  Sub-distributors                2,634,159           3,231,242
                                          ----------          ----------
                                          $6,145,418          $6,498,430
                                          ==========          ==========

Sub-distributors are other distributors who buy products directly from New Yorker Ice Cream Corp. at a 7% - 10% up-charge (gross margin) for storage, rent and loading products onto sub-distributors' trucks. The two largest sub-distributors are (A) Bartolini Ice Cream Co., Inc. and (B) Jerry's Ice Cream Inc.

                                                  1998                1997
                                                  ----                ----
       A.  Bartolini Ice Cream Co., Inc.       $1,830,879          $1,997,244

       B.  Jerry's Ice Cream Inc.                 410,654             515,100

A. Bartolini Ice Cream Co., Inc. would be considered a high concentration customer given the percentage of sales. Bartolini Ice Cream Co., Inc. pays a 7% fee on all purchases from New Yorker Ice Cream Corp. Currently, management feels there is is no reason expect that Bartolini Ice Cream Co., Inc. will not continue its purchase from New Yorker Ice Cream Corp.

B. Jerry's Ice Cream Inc. As mentioned in footnote number 9, regarding sale of assets, Jerry's Ice Cream Inc. is also selling their assets to the same parties at that same time.

                                                                       PAGE (11)



  NOTE 10
  -------
  The company signed a contract on July 20, 1998 to sell all of its assets to Mike's Original Inc. for $2,045,000. The contract calls for the assets (not including inventory which will be purchased separately, cash and accounts receivable) to be paid for as follows:

       1.  Down payment (already paid)                                 $  35,000

       2.  At closing in cash                                            515,000

       3.  Due in 6 months with 8% interest                              150,000


       4.  Promissory Notes   to be paid by the issuance
            of shares of Mike's Original Inc. stock                      650,000

       5. Assumption of indebtedness of a liability to the estate of Joseph Ketsoglou to be paid:

            A.  At closing                               $200,000
            B.  Over 4 years with
                interest at 8%                            495,000
                                                         --------
                                                                         695,000
                                                                      ----------
                                                                      $2,045,000
                                                                      ==========

  The contract is subject to Mike's Original Inc. raising the necessary funds through a public offering and final approval by the SEC.

  Assuming that the sale of assets takes place, the company will cease to be a going concern entity.

  Report of Independent Accountant

  To The Stockholders of
  Jerry's Ice Cream, Inc.
  -----------------------

  I have audited the accompanying balance sheets of Jerry's Ice Cream, Inc., as of December 31, 1998 and December 31, 1997, and the related statements of operations, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

  I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

  In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jerry's Ice Cream, Inc., as of December 31, 1998 and December 31, 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

    /s/ Sidney Neuhof
  ------------------------
        Sidney Neuhof
  Certified Public Accountant


  February 16, 1999

  JERRY'S ICE CREAM INC.                                                PAGE (2)
  BALANCE SHEETS
  AS AT:  DECEMBER 31, 1998 AND DECEMBER 31, 1997
  -----------------------------------------------

                                     ASSETS
                                     ------
                                         December 31, 1998 December 31, 1997
                                         ----------------- -----------------
CURRENT ASSETS
  Cash in banks                                 $   -       $  5,585
  Accounts receivable - net                        4,520       5,468
  Merchandise inventory                           10,761       4,177
  Other current assets                             1,500        --
                                                --------    --------

     Total current assets                         16,781      15,230


FIXED ASSETS
  Furniture and fixtures
     Net of accumulated depreciation              30,214      40,798
     of $67,218 for 1998
     and $50,147 for 1997

INTANGIBLE ASSETS - Goodwill
  Net of accumulated amortization                186,445     205,403
     of $74,257 for 1998
     and $55,299 for 1997                       --------    --------


TOTAL ASSETS                                    $233,440    $261,431
                                                ========    ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------
  CURRENT LIABILITIES
    Bank overdraft                              $  6,453    $   -
    Accounts payable and accrued expenses         28,593      23,825
    Notes payable -  Note 2                       31,716      31,716
                                                --------    --------
       Total current liabilities                  66,762      55,541

  OTHER LIABILITIES
    Loans payable   stockholder                   43,926      58,873
    Notes payable -  Note 2                       44,838      63,233
                                                --------    --------
                                                  88,764     122,106

  STOCKHOLDER'S EQUITY
  Capital stock   10 shares authorized,          138,890     138,890
       Issued and outstanding   no par value
    Deficit                                      (60,976)    (55,106)
                                                --------    --------
       Total stockholder's equity                 77,914      83,784

                                                $233,440    $261,431
                                                ========    ========

  The accompanying notes are an integral part of these financial statements.

  JERRY'S ICE CREAM, INC.                                               PAGE (3)
  STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)
  FOR THE YEARS ENDED:  DECEMER 31, 1998 AND DECEMBER 31, 1997



                                             December 31, 1998     December 31, 1997
                                             -----------------     -----------------


NET SALES                                          $ 809,117          $ 807,310


COST OF GOODS SOLD                                   690,799            656,922
                                                   ---------          ---------
GROSS PROFIT                                         118,318            150,388

OPERATING EXPENSES                                   117,797            157,121
                                                   ---------          ---------
INCOME (LOSS) BEFORE
    OTHER EXPENSES                                       521             (6,733)


OTHER EXPENSES:
   Interest Expense                                    6,391              9,232
                                                   ---------          ---------
NET (LOSS)                                         $  (5,870)         $ (15,965)
                                                   =========          =========
RETAINED EARNINGS (DEFICIT)
   Beginning of year                               $ (55,106)         $ (39,141)

NET (LOSS)                                            (5,870)           (15,965)
                                                   ---------          ---------
RETAINED EARNINGS (DEFICIT)
   End of year                                     $ (60,976)         $ (55,106)
                                                   =========          =========


  The accompanying notes are an integral part of these financial statements.

  JERRY'S ICE CREAM INC.                                                PAGE (4)
  STATEMENTS OF CASH FLOWS
  FOR YEARS ENDED:  December 31, 1998 AND December 31, 1997

                                                      December 31, 1998 December 31, 1997
                                                      ----------------- -----------------
  CASH FLOWS FROM OPERATING ACTIVITIES:


   Net (Loss)                                                $ (5,870)  $(15,965)

   Adjustments to reconcile net income (loss) to net cash provided by operating activities

               Depreciation and Amortization                   36,031     33,649

               Decrease in accounts receivable                    948      3,032

          (Increase) in inventory                              (6,584)    (1,627)

          (Increase) Decrease in other current assets          (1,500)     8,052

          Increase in accounts payable and
              accrued expenses                                  4,768     11,316
                                                             --------    -------
   Net cash provided by operating activities                   27,793     38,457
                                                             --------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:

   Fixed Assets                                                (6,488)    (8,492)
                                                             --------    -------
   Net cash used in investing activities                       (6,488)    (8,492)
                                                             --------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:

    Loans - Shareholder                                       (14,947)   (12,481)

    Loans - Net                                               (18,396)    (7,485)
                                                             --------    -------
   Net cash (used in) financing activities                    (33,343)   (19,966)
                                                             --------    -------
NET (DECREASE) INCREASE IN CASH                               (12,038)     9,999

CASH AT BEGINNING OF YEAR                                       5,585     (4,414)
                                                             --------    -------
CASH AT END OF YEAR                                          $ (6,453)   $ 5,585
                                                             ========    =======


  The accompanying notes are an integral part of these financial statements.

                                                                        PAGE (5)



                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                   ------------------------------------------


  NOTE 1
  ------
  HISTORY AND BUSINESS DESCRIPTION
  --------------------------------
  Jerry's Ice cream Inc., was incorporated under the laws of the state of New York on September 1, 1994. The company is owned 100% by Gerald Schneider.

  On January 20, 1995, Mr. Schneider through a stock redemption agreement sold all of his stock interest back to the Ennis Ice Cream Co., Inc., and received certain fixed and intangible assets in exchange. Mr. Schneider transferred his share (28.57%) of the assets and liabilities of Ennis Ice Cream to Jerry's Ice Cream, Inc., pursuant to a tax free exchange.

  The estate of Ron Ennis sold stock of Ennis Ice Cream, Inc., to three stockholders. The remaining stockholders after the stock redemption were Ron Kissel and Michael Chase (both non-related to Mr. Schneider). Mr. Schneider agreed not to sell certain accounts of Ennis Ice Cream, Inc., and Ennis Ice Cream, Inc., agreed not to sell accounts of Gerald Schneider or Jerry's Ice Cream, Inc.

  USE OF ESTIMATES
  ---------------
  The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes.

  CASH AND CASH EQUIVALENTS
  -------------------------
  All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

  INVENTORIES
  -----------
  Inventories are valued at the lower of cost or market, cost being determined using the first in, first out (FIFO) method. All inventory are prepackaged merchandise available for sale.

                                                                        PAGE (6)

  ------------------
  PROPERTY, RENTAL EQUIPMENT, AND DEPRECIATION
  --------------------------------------------
  Properties and rental equipment are carried at cost and are depreciated over the estimated lives of such assets using the straight-line method.

             Properties, Rental Equipment And Depreciation Schedule
             ------------------------------------------------------
                                            1998                    1997
                                   ---------------------     ----------------------

                                   Asset    Accumulated      Asset     Accumulated
                                   Value    Depreciation     Value     Depreciation
                                   -----    ------------     -----     ------------

Computers                         $ 5,144      $ 2,381      $ 4,644      $ 1,328
Auto and Truck                     15,190       14,539       15,190       13,939
Freezer Cabinets                   76,261       49,963       70,274       34,712
Furniture Fixtures                    837          335          837          168
                                  -------      -------      -------      -------
                                  $97,432      $67,218      $90,945      $50,147
                                  =======      =======      =======      =======

  NOTE 2
  ------

                                                 1998                  1997
                                        --------------------- --------------------
                                        Short Term  Long Term Short Term Long Term


1) Note Payable - Schneider
   Management - Long term
   Note 7% interest                           --     $15,000      --     $15,000

2) Note Payable - Estate of
   Ron Ennis
   Self Amortizing Loan
   Interest Rate 10%                       $31,716    29,838   $31,716    48,233
                                           -------   -------   -------   -------
                                           $31,716   $44,838   $31,176   $63,233
                                           =======   =======   =======   =======


                                                                        PAGE (7)

  -----------------
  1) Schneider Management is a corporation owned by Gerald Schneider's brother. Gerald Schneider has no interest in Schneider Management. The loan is unsecured and Mr. Gerald Schneider is a personal guarantor. The loan was made on December 17, 1997 and repayment date is January 1, 1999 with interest at 7% per annum. There is no prepayment penalty.

  2) Notes Payable Estate of Ron Ennis Represent portion of loan that Mr. Gerald Schneider and two other original stockholders of Ennis Ice Cream, Inc., Agreed to, upon purchasing Ennis Ice Cream, Inc. Jerry's Ice Cream, Inc., assumed 28.57% of the loan in which the monthly payments are $2,643.00. Mr. Gerald Schneider is a personal guarantor on this obligation.

  NOTE 3
  ------
  AMORTIZATION OF INTANGIBLE ASSETS
  ---------------------------------
  The company is amortizing route values (goodwill) acquired as part of a stock redemption (see Note 1) of $248,057.00 over 15 years.

  NOTE 4
  ------
  PROVISION FOR INCOME TAXES
  --------------------------
  Provision for income taxes Jerry's Ice Cream Inc., has elected to be taxed under the provision of Subchapter S of the Internal Revenue Code and New York State tax laws. Accordingly, there is only a provision for minimum taxes of $625 which is included in operating expenses.

  NOTE 5
  ------
  LEASES
  ------
  The company has no leases.

  NOTE 6
  -------
  LITIGATION
  ----------
  Management and Counsel has indicated that as of report date there are no lawsuits pending.

                                                                        PAGE (8)

  NOTE 7
  ------
  SALE OF CORPORATE ASSETS
  ------------------------
  The company signed a contract on July 20, 1998 to sell all of its assets to Mike's Original Inc., for $490,000. The contract calls for an asset sale (not including inventory which will be purchased separately, cash and accounts receivable) to be paid for as follows:

       1.  Down payment (already paid)                   $  15,000

       2.  At closing in cash                              255,000

       3.  Due in 6 months with 8 % interest                50,000

       4.  Promissory  Notes to be paid by the
           issuance  of  shares  of Mike's
           Original Inc. stock                             170,000
                                                          --------
                                                          $490,000
                                                          ========

  The contract is subject to the raising of funds by Mike's Original Inc., through a public offering and approval by the SEC.

  Assuming that the sale of assets takes place, the company will cease to be a going concern entity.





      `                               F - 25